EXHIBIT 10.1


                             STOCKHOLDERS' AGREEMENT

                     STOCKHOLDERS' AGREEMENT (this "Agreement"), dated November 22, 1995, by and among Leonard A. Lauder ("LAL"), Ronald S. Lauder ("RSL"), William P. Lauder ("WPL"), Gary M. Lauder ("GML"), Aerin Lauder ("AL"), Jane Lauder ("JL"), LAL Family Partners L.P., Lauder & Sons L.P., a Delaware limited partnership, and the trustees of the various trusts set forth on the signature pages hereof (hereinafter referred to, together with each other Family Member (as defined below) that hereafter acquires Shares (as defined below), as the "Stockholders"), and THE ESTEE LAUDER COMPANIES INC., a corporation organized under the laws of the State of Delaware (the "Corporation").

                              W I T N E S S E T H :

                     WHEREAS, the Stockholders collectively own (a) 42,531,618 shares of the Corporation's outstanding Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and (b) 56,839,667 shares of the Corporation's outstanding Class B Common Stock, par value $.01 per share (the "Class B Common Stock" and, together with the Class A Common Stock, the "Shares"); and

                     WHEREAS, the Stockholders and the Corporation are agreed that it would be in the best interests of each Stockholder and the Corporation to assure the continued management of the Corporation by restricting the privilege of ownership of the common stock of the Corporation and, except as hereinafter provided, to provide each of the Stockholders with the opportunity to acquire additional Shares pursuant to the provisions hereof; and

                     WHEREAS, the Stockholders and the Corporation desire to terminate the Amended and Restated Shareholder Agreement, dated June 2, 1994, as amended on June 29, 1995 (the "Old Shareholder Agreement"), among Mrs. Estee Lauder, LAL, RSL, WPL, GML, the trustees of the various trusts set forth on the signature pages thereof, and the Corporation, and replace such agreement in its entirety with this Agreement.

                     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

                     Article 1.Restriction on Transfer. Each of the Stockholders hereby agrees that he, she or it shall not sell, assign, give, bequeath, transfer, distribute, pledge, hypothecate or otherwise encumber or dispose of (collectively, "Transfer") any Shares owned by him, her or it (whether now owned or hereafter acquired) except as otherwise provided by this Agreement. Any attempted or purported Transfer of any Shares by any Stockholder in violation or contravention of the terms of this Agreement shall be void. The Corporation shall, and shall instruct its transfer agent to, reject and refuse to transfer on its books any Shares which may have been Transferred in violation or contravention of any of the provisions of this Agreement, and shall not recognize any person or persons, estates, executors, administrators, firms, associations or corporations holding such shares as a stockholder, and such

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person shall not have any rights as a stockholder. No dividend shall be paid on, nor any distribution made on, any Shares Transferred in breach of this Agreement.

                     Article 2.Permitted Transfers. The Stockholders shall be permitted to Transfer Shares as provided in Article 3 hereof and, in addition, as follows:

                     2.1. Public Sales and Certain Gifts, Bequests and Distributions. Any Stockholder may Transfer shares of Class A Common Stock pursuant to a widely distributed public offering of such shares registered under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to Rule 144 (including subsection (k) thereof) (or any successor rule or regulation to Rule 144) under the Securities Act, without regard to the limitations imposed by this Agreement. In addition, any Stockholder may Transfer to persons who are not Family Members (as defined below) shares of Class A Common Stock by gift, bequest or, in the case of Stockholders who are the trustees of a Family Controlled Trust (as defined below) or the executors of the estate of a Lauder Descendant (as defined below), by distribution from such Family Controlled Trust or such estate to one or more beneficiaries thereof who are not Family Members without regard to the limitations imposed by this Agreement; provided, however, that the amount of shares of Class A Common Stock so Transferred by any one Stockholder to all such transferees in a 90-day period may not exceed 1% of the outstanding Shares. When two or more Stockholders act in concert for the purpose of making gifts or distributions of shares of Class A Common Stock to a person who is not a Family Member (including his, her or its affiliates), such shares shall be aggregated for the purposes of the limitation in the immediately preceding sentence. For purposes of this Section 2.1, the trustees of a Family Controlled Trust in their capacity as trustees of such Family Controlled Trust shall be deemed to be a single Stockholder and the executors of the estate of a Lauder Descendant in their capacity as executors of such estate shall be deemed a single stockholder.

                     2.2. Intra-Family Transfers. Any Stockholder may Transfer Shares to one or more Family Members without regard to the limitations imposed by this Agreement; provided, however, that, as a condition to such Transfer, any Family Member to whom the Shares are Transferred that is not a party to this Agreement executes and delivers to the Corporation an undertaking in substantially the form attached hereto as Exhibit A.

                     2.3. Pledges to Institutions. Any Stockholder may grant a lien or security interest in, pledge, hypothecate or encumber (collectively, a "Pledge") any Shares beneficially owned by him, her or it to a nationally or internationally recognized financial or lending institution with assets of not less than $10,000,000,000 (an "Institution"); provided, however, that the Institution must agree in writing at or prior to the time such Pledge is made that (i) no Transfer of Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge shall be made except as provided in the immediately following sentence and (ii) if such Institution itself should acquire ownership of Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge, it will thereafter Transfer such Shares only in a manner that a

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Stockholder would be permitted to do pursuant to Section 2.1, 2.2 or 2.4 hereof.
An Institution that has been granted a Pledge of Shares may Transfer Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of such Pledge (a) to such Institution, (b) in a manner a Stockholder would be permitted to do pursuant to Section 2.1, 2.2 or 2.4 hereof or (c) in any other public or private sale so long as (i) the Stockholders are given at least 45 days prior written notice of the time and place initially fixed for such sale (which may be adjourned from time to time to any such time and place as is announced at the time and place theretofore fixed for such sale) and (ii) each Stockholder is entitled to bid to purchase such Shares at such sale subject only to whatever limitations and conditions of general applicability are generally established by such Institution in connection with such sale (including, without limitation, limitations and conditions to assure compliance with the Securities Act of 1933, as amended) (a "Foreclosure Sale"). Shares Pledged to an Institution that are acquired by it in connection with a foreclosure, forfeiture or similar proceeding arising from a Pledge of such Shares may be transferred to the parent corporation of such institution or any affiliated entity controlled by its parent corporation without regard to the limitations imposed by this Agreement so long as the transferee agrees to be bound by the provisions of this Agreement to the same extent such Institution is bound.

                     2.4. Right of First Offer. (a) Any Stockholder (the "Offering Stockholder") may Transfer any Shares to any person other than a Family Member provided such Offering Stockholder first offers the Shares to be Transferred (the "Offered Shares") to all Family Members who are then parties to this Agreement as provided below (the "Right of First Offer").

                     (b) In order to offer any Offered Shares, the Offering Stockholder shall give written notice (an "Offer Notice") of the proposed Transfer to all Family Members who then are parties to this Agreement setting forth, in reasonable detail, the Offering Stockholder's intent to make such proposed Transfer, the number or amount of Offered Shares, the proposed date of consummation of such Transfer (if known), the proposed purchase price per Share (including, if known, the amount of cash or other property or consideration to be received upon the consummation of the sale) (the "Offered Price Per Share"), any proposed sales commission or advisory fees, and any other material terms and conditions of the proposed Transfer to the extent then known. If the Transfer is not for value, such as in the case of a gift, bequest or distribution, the Offered Price Per Share shall equal the closing sales price per share of the shares of Class A Common Stock on the last trading day prior to the date the Offer Notice is sent.

                     (c) Each Family Member who is a party to this Agreement shall then have the irrevocable right, exercisable within thirty (30) days after the Offer Notice is given in accordance with Section 8.2 (the "Notice Period"), to purchase such portion of the Offered Shares as the number of Shares owned by such Family Member bears to the total number of Shares owned by all such Family Members (excluding Shares owned by the Offering Stockholder), at a price per Share equal to the Offered Price Per Share and on the payment terms specified in the Offer Notice; provided, however, that the Offered Price Per Share for the Offered Shares shall be reduced by the difference (if positive) between (i) the

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per Share amount of proposed sales commissions and advisory fees specified in the Offer Notice and (ii) the per Share amount of any placement, investment advisory or other similar fees (in the aggregate amount not to exceed 1% of the gross purchase price for the Offered Shares) payable by the Offering Stockholder in respect of the sale of the Offered Shares to Family Members. Each Family Member who is a party to this Agreement may exercise his, her or its Right of First Offer by delivering to the Offering Stockholder notice of such exercise (an "Exercise Notice") within the Notice Period. If any Family Member wishes to purchase less than all of his, her or its proportionate share of the Offered Shares, he, she or it shall specify the amount of Offered Shares he, she or it wishes to purchase in the Exercise Notice. Any Offered Shares that Family Members shall have not elected to purchase during the Notice Period shall be reoffered thereafter to all Family Members who have elected to purchase the full amount of Shares offered to them. Such reoffer shall remain open for ten (10) days commencing on the date on which written notice of such reoffer is given in accordance with Section 8.2. Each such Family Member shall notify the Offering Stockholder in writing within such ten (10) day period of the number of such reoffered Offered Shares such Family Member desires to purchase (such Family Member's "Designated Shares") and shall be entitled to purchase that number of such reoffered Offered Shares equal to the lesser of (x) such Family Member's Designated Shares and (y) the total number of such reoffered Offered Shares multiplied by a fraction the numerator of which is such Family Member's Designated Shares and the denominator of which is the aggregate Designated Shares of all Family Members.

                     (d) The closing of the purchase and sale of the Offered Shares shall occur on a date (not later than sixty (60) days after the date on which the Exercise Notice is given or such later date as is the earliest date on which the purchase may be completed in compliance with all applicable laws), and at a time and place provided for in the Offer Notice.

                     (e) If any Offered Shares are not to be so purchased by Family Members exercising their rights during such thirty (30) day and/or ten
(10) day periods, as the case may be, then, for a period of sixty (60) days commencing on the day after the last day of such ten (10) day period or, if there is no reoffer, the last day of such thirty (30) day period (the "Third Party Sale Period"), the Offering Stockholder shall be entitled to Transfer such Shares to one or more third parties for a gross price (or, in the case of a Block Sale (as defined below), a price net of any sales commissions and advisory fees) which is at least 95% of the Offered Price Per Share, and otherwise on terms substantially similar to those described in the Offer Notice; provided, however, that any Transfer of Shares proposed to be made by such Offering Stockholder after the Third Party Sale Period or for a price per Share below the price per Share specified in this sentence shall again be subject to the provisions of this Article 2. The Offering Stockholder shall promptly notify the Family Members who are parties to this Agreement of the sale (including the final sale price) of any such Offered Shares to any third party during the Third Party Sale Period. As used in this Agreement, a "Block Sale" means any sale, transfer or other disposition, directly or indirectly, in a single transaction or a series of transactions, of Offered Shares in any Third Party Sale Period in which beneficial ownership of 80% or more of the aggregate amount of such

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Offered Shares is acquired by one or two groups of two or more persons who are
(i) "affiliates" (as such term is defined in Rule 12b-2 under the Exchange Act) of each other or one another or (ii) "associates" (as such term is defined in Rule 12b-2 under the Exchange Act) of each other or one another or (iii) members of a group within the meaning of Section 13(d) of the Exchange Act.

                     (f) Any Pledge of Shares beneficially owned by a Stockholder to an Institution shall not give the Family Members any right to acquire such Shares pursuant to this Section 2.4. However, any proposed Transfer of such Shares in connection with a foreclosure, forfeiture or similar proceeding arising from the operation of any Pledge (other than a Transfer (a) to the Institution to which such Pledge has been granted, (b) pursuant to
Section 2.1 or 2.2 hereof or (c) pursuant to a Foreclosure Sale) shall constitute a Transfer subject to the provisions of this Section 2.4.

                     2.5. Family Members. For purposes of this Agreement, the following terms shall have the following meanings:

                      (a) "Family Member" or "Family Members" shall mean the following persons: (i) Mrs. Estee Lauder and her estate, guardian, conservator or committee; (ii) each descendant of Mrs. Estee Lauder (a "Lauder Descendant") and their respective estates, guardians, conservators or committees; (iii) each Family Controlled Entity; and
           (iv) the trustees, in their respective capacities as such, of each Family Controlled Trust.

                      (b) "Family Controlled Entity" shall mean the following entities: (i) any not-for-profit corporation if at least 80% of its board of directors is composed of Mrs. Estee Lauder and/or Lauder Descendants; (ii) any other corporation if at least 80% of the value of its outstanding equity is owned by Family Members; (iii) any partnership if at least 80% of the value of its partnership interests are owned by Family Members; and (iv) any limited liability or similar company if at least 80% of the value of the company is owned by Family Members.

                      (c) "Family Controlled Trust" shall mean the following trusts: (i) the trusts set forth on Schedule A hereto and (ii) any trust the primary beneficiaries of which are Mrs. Estee Lauder, Lauder Descendants, Spouses of Lauder Descendants and/or charitable organizations (collectively, "Lauder Beneficiaries"), provided, that, if the trust is a wholly charitable trust, at least 80% of the trustees of such trust consist of Mrs. Estee Lauder and/or Lauder Descendants. For purposes of this provision, the primary beneficiaries of a trust will be deemed to be Lauder Beneficiaries if, under the maximum exercise of discretion by the trustee in favor of persons who are not Lauder Beneficiaries, the value of the interests of such persons in such trust, computed actuarially, is 20% or less. The factors and methods prescribed in section 7520 of the Internal Revenue Code of 1986, as amended, for use in ascertaining the value of certain interests shall be used in determining a beneficiary's actuarial interest in a trust for purposes of applying this provision. For purposes of this provision, the actuarial value

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           of the interest in a trust of any person in whose favor a
           testamentary power of appointment may be exercised shall be deemed to be zero. For purposes of this provision, in the case of a trust created by a Lauder Descendant, the actuarial value of the interest in such trust of any person who may receive trust property only at the termination of the trust and then only in the event that, at the termination of the trust, there are no living issue of such Lauder Descendant shall be deemed to be zero.

                      (d) "Spouses of Lauder Descendants" shall mean those individuals who at any time were married to any Lauder Descendant whether or not such marriage is subsequently dissolved by death, divorce, or by any other means.

                     Article 3. Transfer Upon Involuntary Transfer. If Shares of a Stockholder are Transferred by operation of law to any person other than a Lauder Family Member, including without limitation, the trustee in bankruptcy of a Stockholder or a purchaser at any creditor's or judicial sale (but not including (a) any Transfer pursuant to the penultimate sentence of Section 2.3 hereof, (b) any Transfer to the guardian, conservator or committee of an incompetent Stockholder or (c) any Transfer in a bankruptcy of Shares that are pledged to an Institution), or if any Stockholder holding Shares ceases to be a Family Member, then, in each case, such Stockholder shall be deemed to have offered all of his, her or its Shares to all Family Members who are parties to this Agreement in the manner described in Section 2.4 hereof, except that the period of time in which the Family Members have the option to purchase such Shares shall be from the date of receipt by the Corporation of notice of such involuntary Transfer or such Stockholder ceasing to be a Family Member, as the case may be, and the Offered Price Per Share shall equal the closing sales price per share of the shares of Class A Common Stock on the last trading day prior to such date. The Corporation shall notify the appropriate Stockholders of the occurrence of such involuntary Transfer or Stockholder ceasing to be a Family Member as soon as practicable after it is notified of the same.

                     Article 4. Board of Directors. (a) Each of the Stockholders (or his, her or its representative) shall vote his, her or its Shares for the election of LAL, RSL and a designee of each as directors of the Corporation; provided, however, that in the event that either LAL (including descendants of LAL) or RSL (including descendants of RSL), as the case may be, directly or indirectly beneficially owns (other than by reason of this Agreement) Shares representing less than 10% but at least 5% of the total voting power of the Corporation, the Stockholders shall not be required to vote their Shares for the election of LAL's or RSL's designee, as the case may be; and, provided further, that in the event that either LAL (including descendants of LAL) or RSL (including descendants of RSL), as the case may be, directly or indirectly beneficially owns (other than by reason of this Agreement) Shares representing less than 5% of the total voting power of the Corporation, the Stockholders shall not be required to vote their Shares for the election of either LAL and his designee or RSL and his designee, as the case may be.

                     (b) In the event that the designee of LAL or RSL ceases to be a member of the Board of Directors by virtue of resignation, removal, death or disability, then the Stockholder who designated such person, so long as he

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has the right to designate a nominee, shall designate another person to fill that vacancy.

                     (c) In the event that LAL shall cease to be a member of the Board of Directors by virtue of his death or disability, then WPL and GML shall succeed to LAL's rights under this Article 4. If both WPL and GML are serving as directors, GML shall be considered LAL's nominee. If either WPL or GML are unable to serve by reason of death or disability, the other will have the right to designate a nominee.

                     (d) In the event that RSL shall cease to be a member of the Board of Directors by virtue of his death or disability, then AL and JL shall succeed to RSL's rights under this Article 4. If both AL and JL are serving as directors, JL shall be considered RSL's nominee. If either AL or JL are unable to serve by reason of death or disability, the other will have the right to designate a nominee.

                     Article 5.Legend on Certificates. All Shares now or hereafter owned by the Stockholders shall be subject to the provisions of this Agreement and the certificates representing such Shares shall bear the following legend:

          THE SALE, ASSIGNMENT, GIFT, BEQUEST, TRANSFER, DISTRIBUTION, PLEDGE, HYPOTHECATION, OR OTHER ENCUM

BRANCE OR DISPOSITION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS RESTRICTED BY THE TERMS OF A STOCKHOLDERS' AGREEMENT AMONG CERTAIN MEMBERS OF THE LAUDER FAMILY, CERTAIN FAMILY CONTROLLED ENTITIES, TRUSTEES OF CERTAIN FAMILY CONTROLLED TRUSTS AND THE CORPORATION, A COPY OF WHICH MAY BE EXAMINED AT THE OFFICE OF THE CORPORATION.

                     Article 6.Termination. (a) The rights and obligations under this Agreement shall terminate automatically with respect to each Stockholder upon the earliest to occur of (i) the execution of a written instrument to that effect by the Corporation and each Stockholder who then owns Shares; (ii) the merger or consolidation of the Corporation with a corporation upon consummation of which all Stockholders immediately thereafter own in the aggregate less than 10% of the total voting power of the surviving or resulting corporation and
(iii) the sale, disposition or other transfer of Shares by any Stockholder that causes all Stockholders immediately after such transaction to own in the aggregate less than 10% of the total voting power of the Corporation.

                     (b) The rights and obligations under Article 4 of this Agreement shall terminate automatically at such time as (i) LAL, WPL and GML are unable to serve as directors by reason of death or disability and (ii) RSL, AL and JL are unable to serve as directors by reason of death or disability.

                     Article 7.Termination of the Old Shareholder Agreement. The Corporation, Mrs. Estee Lauder, the trustees of the Ronald S. Lauder 1992 Grantor Trust and the Stockholders (other than AL and JL) constitute all the parties to the Old Shareholder Agreement. The Corporation, Mrs. Lauder, the


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trustees of the Ronald S. Lauder 1992 Grantor Trust and the Stockholders hereby agree that upon the execution and delivery of this Agreement, the Amended and Restated Shareholder Agreement shall be terminated immediately and shall be of no further force or effect.

                     Article 8.General Provisions

                     8.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                     8.2. Notices. Any notices and other communications given pursuant to this Agreement shall be in writing and shall be effective upon delivery by hand or on the fifth day after deposit in the mail if sent by certified or registered mail (postage prepaid and return receipt requested) or on the next business day if sent by a nationally recognized overnight courier service (appropriately marked for overnight delivery) or upon transmission if sent by facsimile (with request for immediate confirmation of receipt in a manner customary for communications of such type and with physical delivery of the communication being made by one of the other means specified in this Section
8.2 as promptly as practicable thereafter). Notices are to be addressed as follows:

                               (i)   If to the Company:

                                     The Estee Lauder Companies Inc.
                                     767 Fifth Avenue
                                     New York, New York  10153
                                     Attention:  President
                                     Telecopy:  (212) 572-6745

                                     With a copy to:

                                     The Estee Lauder Companies Inc.
                                     767 Fifth Avenue
                                     New York, New York  10153
                                     Attention:  Secretary
                                     Telecopy:  (212) 572-3989

                                               and

                                     Weil, Gotshal & Manges
                                     767 Fifth Avenue
                                     New York, New York 10153
                                     Attention: Jeffrey J. Weinberg, Esq.
                                     Telecopy: (212) 310-8007

                               (ii) If to a Stockholder, then as set forth in the second column of Schedule B hereto with a copy to the person or persons listed in the third column of Schedule B hereto.

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All notices to a party hereto shall be deemed to have been duly given for all purposes of this Agreement if given to such party (with a copy to such person or persons as specified) in accordance with the first sentence of this Section 8.2 at (a) until notice is given pursuant to this Section 8.2 of a different address, the address provided above or, in the case of any Family Member that hereafter becomes a Stockholder, the address specified in the undertaking delivered pursuant to section 2.2, or (b) after notice has been given pursuant to this Section 8.2 of a different address, the address specified in such notice. No notices hereunder shall be required to be given to any Family Member that hereafter becomes a Stockholder until notice of such Family Member becoming a Stockholder (including a copy of such Family Member's undertaking given pursuant to Section 2.2) is given to the Corporation and to each Stockholder (with a copy to such person or persons as specified) pursuant to this Section 8.2.

                     8.3. Headings. The headings of the various Articles and Sections of this Agreement have been inserted for convenience only and shall not be deemed to be part of this Agreement.

                     8.4. Binding Effect. This Agreement will be binding upon and inure to the benefit of the Corporation, its successors and assigns and to the Stockholders and their respective heirs, personal representatives, successors and assigns.

                     8.5. No Oral Change. This Agreement may not be changed orally, but only by an agreement in writing as signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

                     8.6. Entire Understanding. This Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and the transactions contemplated hereby and supersedes all prior written and oral agreements, arrangements and understandings relating to the subject matter hereof.

                     8.7. Remedies. (a) The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in such party's sole discretion, apply to any court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief.

                     (b) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.


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                     8.8. Trustees' Capacity. With respect to obligations of
trustees who are parties hereto in their capacity as trustees of one or more trusts, this Agreement shall be binding upon such trustees only in their capacities as trustees, not individually and not with respect to any Shares other than Shares held by them in their capacity as trustees of such trusts.

                     8.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, the parties hereto.

                     8.10. Application of Agreement to After-Acquired Shares. All the provisions of this Agreement shall apply to all of the Shares of the Corporation owned by a person at the time he, she or it is or becomes a party hereto or which may be issued or transferred hereafter to a Stockholder in consequence of any additional issuance, purchase, exchange or reclassification of shares, corporate reorganization, or any other form of recapitalization, or consolidation, or merger, or share split, or share dividend, or which are acquired by a Stockholder in any other manner.


















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                     IN WITNESS WHEREOF, the parties hereto have duly executed
and delivered this Agreement as of the date first above written.


                                            THE ESTEE LAUDER COMPANIES INC.

                                            By: /s/ Leonard A. Lauder
                                                --------------------------------
                                            Name: Leonard A. Lauder
                                            Title: Chairman and
                                                   Chief Executive Officer

                                            /s/ Leonard A. Lauder
                                            ------------------------------------
                                            Leonard A. Lauder, (a) individually,
                                            (b) as Managing Partner of LAL
                                            Family Partners L.P., (c) as Trustee
                                            of The Estee Lauder 1994 Trust, (d)
                                            as a Class B General Partner of
                                            Lauder & Sons L.P. and (e) as
                                            Trustee of The 1995 Estee Lauder LAL
                                            Trust (a Class B General Partner of
                                            Lauder & Sons L.P.)

                                            /s/ Ronald S. Lauder
                                            ------------------------------------
                                            Ronald S. Lauder, (a) individually,
                                            (b) as Trustee of The Descendents of
                                            RSL 1966 Trust, (c) as Trustee of
                                            The Estee Lauder 1994 Trust, (d) as
                                            a Class B General Partner of Lauder
                                            & Sons L.P. and (e) as Trustee of
                                            The 1995 Estee Lauder RSL Trust (a
                                            Class B General Partner of Lauder &
                                            Sons L.P.)

                                            /s/ William P. Lauder
                                            ------------------------------------
                                            William P. Lauder, (a) individually
                                            and (b) as Trustee of the 1992
                                            Leonard A. Lauder Grantor Retained
                                            Annuity Trust

                                            Gary M. Lauder, by
                                            Theodore A. King, Attorney-in-fact
                                            ------------------------------------
                                            Gary M. Lauder, (a) individually and
                                            (b) as Trustee of the 1992 Leonard
                                            A. Lauder Grantor Retained Annuity
                                            Trust

                                            /s/ Aerin Lauder
                                            ------------------------------------
                                            Aerin Lauder

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                                            /s/ Jane Lauder
                                            ------------------------------------
                                            Jane Lauder

                                            /s/ Joel S. Ehrenkranz
                                            ------------------------------------
                                            Joel S. Ehrenkranz, (a) as Trustee
                                            of the 1992 Leonard A. Lauder
                                            Grantor Retained Annuity Trust, (b)
                                            as Trustee of the Trust f/b/o Gary
                                            M. Lauder and William P. Lauder
                                            u/a/d December 15, 1976, created by
                                            Leonard Lauder, as Grantor and (c)
                                            as Trustee of The 1995 Estee Lauder
                                            LAL Trust (a Class B General Partner
                                            of Lauder & Sons L.P.)

                                            /s/ Carol S. Boulanger
                                            ------------------------------------
                                            Carol S. Boulanger, as Trustee of
                                            the Trust f/b/o Gary M. Lauder and
                                            William P. Lauder u/a/d December 15,
                                            1976, created by Leonard Lauder, as
                                            Grantor


                                            /s/ Richard D. Parsons
                                            ------------------------------------
                                            Richard D. Parsons, (a) as Trustee
                                            of the Trust f/b/o Aerin Lauder and
                                            Jane Lauder u/a/d December 15, 1976,
                                            created by Estee Lauder and Joseph
                                            H. Lauder, as Grantors, (b) as
                                            Trustee of the Trust f/b/o Aerin
                                            Lauder and Jane Lauder u/a/d
                                            December 15, 1976, created by Ronald
                                            S. Lauder, as Grantor and (c) as
                                            Trustee of The 1995 Estee Lauder RSL
                                            Trust (a Class B General Partner of
                                            Lauder & Sons L.P.)

                                            /s/ Ira T. Wender
                                            ------------------------------------
                                            Ira T. Wender, (a) as Trustee of The
                                            Estee Lauder 1994 Trust, (b) as
                                            Trustee of The 1995 Estee Lauder LAL
                                            Trust (a Class B General Partner of
                                            Lauder & Sons L.P.) and (c) as
                                            Trustee of The 1995 Estee Lauder RSL
                                            Trust (a Class B General Partner of
                                            Lauder & Sons L.P.)

                                            Agreed and accepted solely as to
                                            Article 7 hereof:

                                            /s/ Ronald S. Lauder
                                            ------------------------------------
                                            Estee Lauder, by Ronald S. Lauder as
                                            attorney-in-fact

                                            /s/ Ronald S. Lauder
                                            ------------------------------------
                                            Ronald S. Lauder, as Trustee of the
                                            Ronald S. Lauder 1992 Grantor Trust


                                            /s/ Leonard A. Lauder
                                            ------------------------------------
                                            Leonard A. Lauder, as Trustee of the
                                            Ronald S. Lauder 1992 Grantor Trust




                                            Morgan Guaranty Trust Company of New
                                            York, as Trustee of The Ronald S.
                                            Lauder 1992 Grantor Trust

                                            By: /s/
                                                --------------------------------
                                                Name:
                                                Title: As its Vice President

                                                                      Schedule A

                        Certain Family Controlled Trusts

           1. Descendants of Leonard Lauder 1966 Trust u/a/d June 14, 1966, between Estee Lauder, as Settlor, and Leonard A. Lauder, as Trustee, for the benefit of the descendants of Leonard A. Lauder.

           2. Descendants of Ronald Lauder 1966 Trust u/a/d June 14, 1966, between Estee Lauder, as Settlor and Ronald S. Lauder, as Trustee, for the benefit of the descendants of Ronald S. Lauder.

           3. Trust u/a/d December 15, 1976, between Estee Lauder and Joseph H. Lauder, as Grantors, and Leonard A. Lauder, as Trustee, for the benefit of Gary Lauder and William Lauder.

           4. Trust u/a/d December 15, 1976, between Estee Lauder and Joseph H. Lauder, as Grantors, and Ronald S. Lauder, as Trustee, for the benefit of Aerin Lauder and Jane Lauder.

           5. Trust u/a/d December 15, 1976, between Leonard A. Lauder, as Grantor, and Leonard A. Lauder and Ronald S. Lauder, as Trustees, for the benefit of Gary Lauder and William Lauder.

           6. Trust u/a/d December 15, 1976, between Ronald S. Lauder, as Grantor, and Ronald S. Lauder and Leonard A. Lauder, as Trustees, for the benefit of Aerin Lauder and Jane Lauder.

           7. Trust u/a/d August 13, 1982, between Estee Lauder and Joseph H. Lauder, as Grantors, and Leonard A. Lauder, as Trustee, for the benefit of Gary Lauder and William Lauder.

           8. Leonard A. Lauder Generation-Skipping Securities Trust u/a/d December 23, 1992, between Leonard A. Lauder, as Grantor, and Joel S. Ehrenkranz, as Trustee.

           9. Leonard A. Lauder Grantor Retained Annuity Trust u/a/d November 30, 1992, between Leonard A. Lauder, as Grantor, and Joel S. Ehrenkranz, as Trustee.

           10. Gary Lauder 1994 Family Trust u/a/d as of December 16, 1994, between Gary Lauder, as Settlor, and Leonard A. Lauder and Laura Lauder, as Trustees.

           11. William Lauder 1994 Family Trust u/a/d as of December 14, 1994, between William Lauder, as Settlor, and Leonard A. Lauder and Karen Lauder, as Trustees.

           12. Trust u/a/d June 2, 1994, as amended, between Estee Lauder, as Grantor, and Leonard A. Lauder, Ronald S. Lauder and Ira T. Wender, as Trustees.

                                                                      Schedule B

                                  STOCKHOLDERS


Name of Stockholder                                   Notice Address                            Copies to
-------------------                                   --------------                            ---------
Leonard A. Lauder                           767 Fifth Avenue                       Weil, Gotshal & Manges
                                            New York, New York  10153              767 Fifth Avenue
                                            Telecopy:  (212) 572-6745              New York, NY  10153
                                                                                   Attn: Jeffrey J. Weinberg, Esq.
                                            Telecopy:  (212) 310-8007

Ronald S. Lauder                            767 Fifth Avenue                       Debevoise & Plimpton
                                            New York, New York  10153              875 Third Avenue
                                            Telecopy:  (212) 572-4046              New York, New York  10022
                                                                                   Attn:  Alan H. Paley, Esq.
                                                                                   Telecopy:  (212) 909-6836

                                                                                   Morgan Guaranty Trust
                                                                                   Company of New York, as
                                                                                   pledgee of
                                                                                   Ronald S. Lauder
                                                                                   9 West 57th Street
                                                                                   8th Floor
                                                                                   New York, NY 10019
                                                                                   Attn:  Ms. Willa Baynard
                                                                                   Telecopy:  (212) 980-6850

                                                                                   Davis Polk & Wardwell
                                                                                   450 Lexington Avenue
                                                                                   New York, NY 10017
                                                                                   Attn:  John Fouhey, Esq.
                                                                                   Telecopy:  (212) 450-4800

Trustees of The Estee Lauder 1994           Leonard A. Lauder                      Cravath, Swaine & Moore
Trust                                       767 Fifth Avenue                       825 Eighth Avenue
                                            New York, New York  10153              New York, NY  10019
                                            Telecopy:  (212) 572-6745              Attn:  Daniel L. Mosley, Esq.
                                                                                   Telecopy:  (212) 474-3700

                                            Ronald S. Lauder
                                            767 Fifth Avenue
                                            New York, New York  10153
                                            Telecopy:  (212) 572-4046

                                            Ira T. Wender, Esq.
                                            Patterson, Belknap, Webb & Tyler
                                            1133 Avenue of the Americas
                                            New York, New York  10036
                                            Telecopy:  (212) 336-2222

Name of Stockholder                                  Notice Address                             Copies to
-------------------                                  --------------                             ---------

William P. Lauder                          767 Fifth Avenue                        Debevoise & Plimpton
                                           New York, NY  10153                     875 Third Avenue
                                           Telecopy:  (212) 572-6967               New York, NY  10022
                                                                                   Attn:  Theodore A. Kurz, Esq.
                                                                                   Telecopy: (212) 909-6836

Gary M. Lauder                             88 Mercedes Lane                        Debevoise & Plimpton
                                           Atherton, CA  94027                     875 Third Avenue
                                           Telecopy:  (415) 323-2171               New York, NY  10022
                                                                                   Attn:  Theodore A. Kurz, Esq.
                                                                                   Telecopy: (212) 909-6836

Aerin Lauder                               203 East 72nd Street                    Judah Gribetz, Esq.
                                           New York, NY  10021                     180 Maiden Lane
                                           Telecopy:  None                         New York, NY  10038
                                                                                   Telecopy:  (212) 248-2655

Jane Lauder                                2609 California Street                  Judah Gribetz, Esq.
                                           San Francisco, CA 94115                 180 Maiden Lane
                                           Telecopy:  [to be supplied]             New York, NY  10038
                                                                                   Telecopy:  (212) 248-2655

LAL Family Partners L.P.                   c/o Leonard A. Lauder                   Boulanger, Hicks & Churchill
                                           767 Fifth Avenue                        135 East 57th Street
                                           New York, NY  10153                     New York, NY 10022
                                           Telecopy:  (212) 572-6745               Attn:  Carol S. Boulanger, Esq.
                                                                                   Telecopy:  (212) 753-6971

Trustees of the Trust f/b/o Gary M.        Joel S. Ehrenkranz                      Debevoise & Plimpton
Lauder and William P. Lauder u/a/d         375 Park Avenue                         875 Third Avenue
December 15, 1976, created by Leonard      New York, NY  10152                     New York, NY  10022
Lauder, as Grantor                         Telecopy:  (212) 754-1905               Attn:  Theodore A. Kurz, Esq.
                                                                                   Telecopy:  (212) 909-6836

                                           Carol S. Boulanger
                                           135 East 57th Street
                                           New York, NY 10022
                                           Attn:  Carol Boulanger
                                           Telecopy:  (212) 753-6971

Trustee of the Trust f/b/o Aerin           Richard D. Parsons                      Patterson, Belknap, Webb & Tyler
Lauder and Jane Lauder u/a/d December      75 Rockefeller Plaza                    1133 Avenue of the Americas
15, 1976, created by Estee Lauder and      New York, NY 10019                      New York, NY  10036
Joseph H. Lauder, as Grantors              Telecopy: (212) 275-3085                Attn: Christopher Angell, Esq.
                                                                                   Telecopy: (212) 336-2222

Trustee of the Trust f/b/o Aerin           Richard D. Parsons                      Patterson, Belknap, Webb & Tyler
Lauder and Jane Lauder u/a/d December      75 Rockefeller Plaza                    1133 Avenue of the Americas
15, 1976, created by Ronald S.             New York, NY 10019                      New York, NY 10036
Lauder, as Grantor                         Telecopy: (212) 275-3085                Attn: Christopher Angell, Esq.

Name of Stockholder                                  Notice Address                             Copies to
-------------------                                  --------------                             ---------
                                                                                   Telecopy: (212) 336-2222
Trustees of the 1992 Leonard A.            William P. Lauder                       Boulanger, Hicks & Churchill
Lauder Grantor Retained Annuity Trust      767 Fifth Avenue                        135 East 57th Street
                                           New York, NY  10153                     New York, NY 10022
                                           Telecopy:  (212) 572-6967               Attn:  Carol S. Boulanger, Esq.
                                                                                   Telecopy:  (212) 753-6971

                                           Gary M. Lauder
                                           88 Mercedes Lane
                                           Atherton, CA  94027
                                           Telecopy:  (415) 323-2171

                                           Joel S. Ehrenkranz
                                           375 Park Avenue
                                           New York, NY  10152
                                           Telecopy:  (212) 754-1905

Trustee of The Descendants of RSL          Ronald S. Lauder                        Debevoise & Plimpton
1966 Trust                                 767 Fifth Avenue                        875 Third Avenue
                                           New York, New York  10153               New York, New York  10022
                                           Telecopy:  (212) 572-4046               Attn:  Alan H. Paley, Esq.
                                                                                   Telecopy:  (212) 909-6836

Lauder & Sons L.P.                         Leonard A. Lauder                       Weil, Gotshal & Manges
                                           767 Fifth Avenue                        767 Fifth Avenue
                                           New York, NY 10153                      New York, NY 10153
                                           Telecopy: (212) 572-6745                Attn: Jeffrey J. Weinberg, Esq.
                                                                                   Telecopy: (212) 310-8577

                                           Ronald S. Lauder
                                           767 Fifth Avenue                        Debevoise & Plimpton
                                           New York, NY  10153                     875 Third Avenue
                                           Telecopy: (212) 572-4046                New York, NY 10022
                                                                                   Attn: Alan H. Paley, Esq.
                                           Joel S. Ehrenkranz                      Telecopy: (212) 909-6836
                                           375 Park Avenue
                                           New York, NY  10152                     Patterson, Belknap, Webb & Tyler
                                           Telecopy: (212) 754-1905                1133 Avenue of the Americas
                                                                                   New York, NY 10036

                                           Richard D. Parsons                      Attn: Christopher Angell, Esq.
                                           75 Rockefeller Plaza                    Telecopy: (212) 336-2222
                                           New York, NY  10019
                                           Telecopy: (212) 275-3085                Cravath, Swaine & Moore
                                                                                   825 Eighth Avenue

                                           Ira T. Wender, Esq.                     New York, NY  10019
                                           Patterson, Belknap, Webb & Tyler        Attn:  Daniel L. Mosley, Esq.
                                           1133 Avenue of the Americas             Telecopy:  (212) 474-3700
                                           New York, New York  10036
                                           Telecopy:  (212) 336-2222

                                                                       Exhibit A

                                     [DATE]

The Estee Lauder Companies Inc.
767 Fifth Avenue
New York, New York  10153

Ladies and Gentlemen:

                     Reference is made to that certain Stockholders' Agreement (the "Agreement"), dated [o], 1995, by and among Leonard A. Lauder, Ronald S. Lauder, William P. Lauder, Gary M. Lauder, Aerin Lauder, Jane Lauder, LAL Family Partners, L.P., Lauder & Sons L.P., the trustees of the various trusts set forth on Schedule A thereto, and The Estee Lauder Companies Inc. Capitalized terms used herein shall have the meanings ascribed to them in the Agreement.

                     Pursuant to Section 2.2 of the Agreement, the undersigned hereby agrees that as a condition to the Transfer of Shares to the undersigned, the undersigned shall be bound by all of the terms of the Agreement, as amended through the date hereof, to the same extent as a Stockholder, and the undersigned shall hereafter be a Stockholder under the Agreement. Set forth [below][on the attached schedule] are the names and addresses for notices and copies which should be added to Schedule B to the Agreement.

                                          Very truly yours,


                                          ---------------------------
                                          [NAME]